UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 630-6357

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 14, 2020, AdaptHealth LLC (the “Issuer”), an indirect subsidiary of AdaptHealth Corp. (the “Company”), commenced an offering of senior notes (the “Notes”).

On December 14, 2020, the Company issued a press release announcing the offering of the Notes by the Issuer. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In conjunction with the offering of the Notes, the Issuer issued a confidential preliminary offering memorandum dated December 14, 2020 (the “Offering Memorandum”). Certain information contained in the Offering Memorandum is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information in Exhibits 99.1 and 99.2 shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The Issuer may not offer or sell the Notes unless the offer or sale would qualify for a registration exemption under the Securities Act and applicable state securities laws.

The information contained herein and attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Explanatory Note

As previously announced, on December 1, 2020, the Company entered into a definitive agreement to acquire AeroCare Holdings, Inc. (“AeroCare”). For further information related to the proposed acquisition, please see the Company’s Current Report on Form 8-K filed December 7, 2020. The acquisition of AeroCare has not yet been consummated, and there can be no assurance that the transaction will be consummated as contemplated.

Additionally, as previously announced, on July 1, 2020, the Company completed the acquisition of Solara Holdings, LLC. For further information related to the acquisition, please see the Company’s Current Report on Form 8-K filed July 2, 2020.

(a) Financial Statements of Businesses Acquired.

•	The audited consolidated financial statements of AeroCare Holdings, Inc. as of December 31, 2019 and 2018 and for the years then ended and the related notes to the financial statements are incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K.

•	The unaudited consolidated interim financial statements of AeroCare Holdings, Inc. as of September 30, 2020 and December 31, 2019 and for the nine months ended September 30, 2020 and 2019, and the related notes to the financial statements are incorporated herein by reference to Exhibit 99.4 to this Current Report on Form 8-K.

•	The unaudited consolidated interim financial statements of Solara Medical Supplies, LLC as of June 30, 2020 and December 31, 2019 and for the three and six months ended June 30, 2020 and 2019, and the related notes to the financial statements are incorporated herein by reference to Exhibit 99.5 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

•	The unaudited pro forma condensed combined financial information, and the related notes thereto, of AdaptHealth Corp. as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 are incorporated herein by reference to Exhibit 99.6 to this Current Report on Form 8-K.

(d)            Exhibits

23.1	Consent of KPMG LLP
99.1	Press Release, dated December 14, 2020
99.2	Excerpt from AdaptHealth LLC’s confidential preliminary offering memorandum, dated December 14, 2020
99.3	Audited consolidated financial statements of AeroCare Holdings, Inc. as of December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018
99.4	Unaudited consolidated interim financial statements of AeroCare Holdings, Inc. as of September 30, 2020 and December 31, 2019 and for the nine months ended September 30, 2020 and 2019
99.5	Unaudited consolidated interim financial statements of Solara Medical Supplies, LLC as of June 30, 2020 and December 31, 2019 and for the three and six months ended June 30, 2020 and 2019
99.6	Unaudited pro forma condensed combined financial information, and the related notes thereto, of AdaptHealth Corp. as of and for the nine months ended September 30, 2020 and 2019 and for the year ended December 31, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Forward-looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s acquisition pipeline and the impact of the coronavirus (COVID-19) pandemic and our response to it. These statements are based on various assumptions and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which the Company may become a party or governmental investigations to which the Company may become subject that could interrupt or limit the Company’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; and the impact of the coronavirus (COVID-19) pandemic and the Company’s response to it. A further description of such risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 14, 2020

AdaptHealth Corp.

By:	/s/ Jason Clemens
Name: Jason Clemens
Title: Chief Financial Officer